ONE LIBERTY PROPERTIES, INC.

One Liberty Properties

NAREIT Presentation
June 2010

Safe Harbor Statement

Certain information contained in this presentation, including the guidance relating to FFO and the resulting yield and the acquisition pipeline, together with other statements and information publicly disseminated by One Liberty Properties, Inc. (the "Company"), is forward looking within the meaning of Section 27A of Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements involve assumptions and forecasts that are based upon our current assessments of certain trends, risks and uncertainties, which assumptions appear to be reasonable to us at the time they are made. These amounts may fluctuate as a result of unexpected lease defaults by our tenants or fluctuations in the economy that affect our tenants. We intend such forward looking statements to be covered by the safe harbor provision for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward looking statements appear in the Company's Form 10-K for the year ended December 31,2009. You should not rely on forward looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements and our ability to achieve the final objectives referred to above. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise.

History of One Liberty Properties

- Gould Investors LP became the controlling shareholder in 1989
- Fredric Gould, chairman of OLP, controls 16.4 % of the stock
- Directors & Officers control over 25% of the stock
- Since 1999 total assets have increased by over 400%

One Liberty Properties Overview

- Internally managed net lease equity REIT
- Focused on U.S. single tenant commercial real estate with long term leases
  - Acquired properties by balancing fundamental real estate analysis with tenant credit evaluation
  - Analysis focused on value of property, local demographics, and tenants' operations
  - Ability to re-rent or dispose of property on favorable terms upon lease expiration or early termination
- Diversified portfolio by tenant, property type & geography
- Own 77 properties including 4 properties owned by 4 joint ventures
  - $41.1mm of 2010 contractual rental revenue[(1)] including OLP's $1.3mm share of rental income from joint ventures
  - Total square footage of 4.97mm including 1.15mm from joint ventures

(1) Includes $1.6mm from retail shopping center acquired in February, which represents approximately 10 months of rental payments

Investment Highlights

- High performing portfolio with embedded growth
  - 98.6% occupied as of 12/31/09
  - At least 97.5% occupied for the last 5 years
  - 95% of 2010 contractual rental income provides for rent increases
- Ability to make opportunistic acquisitions at attractive values
  - Current LOIs and contracts of approximately $35 million
  - Currently analyzing a diverse pipeline a new opportunities
- High level of transparency and earnings stability
  - 2010 FFO[(1)] / share expected to be between $1.55 and $1.64[(2)] based on outstanding shares [(3)]
  - 1Q10 annualized FFO yield of approximately 10.9%[(4)]
- Experienced management team
- Low leveraged balance sheet with net debt of $209 mm
  - High current income (current dividend is 8.0%)[(5)]

(1) FFO calculated in accordance with the NAREIT definition, adds back to net income depreciation of properties. One Liberty's share of depreciation of its unconsolidated joint ventures and amortization of capitalized leasing expenses and deducts One Liberty's share of gain on the disposition of real estate if any. Funds from operations (FFO) should not be deemed to be a measure of liquidity. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (GAAP) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. FFO does not measure whether cash flow is sufficient to fund all of the Company's cash needs, including principal amortization, capital improvements and distributions to stockholders.
(2) Based on current portfolio; does not include future acquisitions; There can be no assurance that the actual FFO for the 2010 year will not differ for the range provided.
(3) Based on 11.45mm common shares outstanding on 3/31/10
(4)Based on 1Q10 FFO/share (diluted) of $0.41 and closing price of OLP stock $15.00 on 6/1/10
(5) Based on $0.30 quarterly dividend and closing price of OLP stock of $15.00 on 6/1/10

Recent Developments

- On February 24, 2010, we acquired a retail shopping center in Royersford, PA (a suburb of Philadelphia) for $23.5mm
  - Approximately $17.7 mm was paid by the assumption of a first mortgage, and the balance was paid in cash
  - 194,000 square feet on 33 acres; co-anchored by Giant Food Stores and Kohls
- On March 9, 2010, we reinstated our quarterly cash dividend
  - Increased dividend by 36% to $0.30
- On May 6, 2010, we reported 1Q10FFO[1] of $0.41 per share (diluted)
- On May 26, 2010, announced the extension and modification of our line of credit extending the maturity until March 31, 2012. We can borrow up to $40 million at the greater of 90 day Libor plus 3% or 6% per annum.

(1) FFO calculated in accordance with the NAREIT definition, adds back to net income depreciation of properties. One Liberty's share of depreciation of its unconsolidated joint ventures and amortization of capitalized leasing expenses and deducts One Liberty's share of gain on the disposition of real estate if any. Funds from operations (FFO) should not be deemed to be a measure of liquidity. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (GAAP) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a meaure of liquidity. FFO does not measure whether cash flow is sufficient to fund all of the Company's cash needs, including principal amortization, capital improvements and distributions to stockholders

A Geographically Diverse Portfolio

Wholly-Owned Properties

State	Number of Properties	2010 Contractual Rental Income (1)	Apporximate Building Square Feet
New York	10	$6,191,264	615,754
Texas	10	$5,773,100	521,623
Georgia	6	$3,150,157	298,743
Pennsylvania	3	$2,553,724	366,502
Maryland	1	$2,340,923	367,000
California	2	$2,223,556	137,240
New Jersey	1	$2,034,921	106,680
Florida	5	$2,015,585	103,966
North Carolina	2	$1,810,259	94,703
Ohio	2	$1,651,084	197,144
Louisiana	5	$1,321,204	64,976
Illinois	3	$1,258,630	97,237
Tennessee	1	$1,079,367	35,330
Virginia	3	$1,036,044	147,590
Other	19	$5,385,730	670,775
Total	**73**	**$39,825,548**	**3,825,263**

Joint Venture Properties

State	Number of Properties	2010 Contractual Rental Income (2)	Apporximate Building Square Feet
Nebraska	1	$603,594	112,260
Wisconsin	1	$562,500	927,685
Georgia	2	$99,318	109,509
Total	**4**	**$1,265,412**	**1,149,454**

2010 Rental Income by State (1)



Virginia 3%
Tennessee 3%
Illinois 3%
Louisiana 3%
Ohio 4%
North Carolina 4%
Florida 5%
New Jersey 5%
California 5%
Maryland 6%
Pennsylvania 6%
Georgia 8%
Texas 14%
New York 15%
Other 16%

(1) Includes (a) rental income that is payable in 2010 under leases existing at December 31, 2009, (b) rental income that is payable in 2010 on tenancy in common interest and (c) rental income that is payable in 2010 under leases at a community shopping center acquired on February 24, 2010.
(2) OLP's share of income from JV properties

Diversification Across Sectors

- Diversified portfolio of retail, industrial, office and other properties under long term leases

Type of Property	No. of Tenants	No. of Properties	2010 Contractual Rental Income (1)	% of 2010 Contractual Rental Income
Retail - Various (2)	36	28	$10,994,550	27.6%
Retail - Furniture (3)	5	15	$7,325,227	18.4%
Industrial (4)	7	8	$5,362,762	13.5%
Retail - Office Supply (5)	12	12	$5,188,383	13.0%
Office (6)	3	3	$4,490,385	11.3%
Flex	3	2	$2,596,846	6.5%
Health and Fitness	3	3	$1,783,128	4.5%
Movie Theater (7)	1	1	$1,384,267	3.5%
Residential	1	1	$700,000	1.8%
Total	**71**	**73**	**$39,825,548**	**100.0%**



2010 Rental Income by Property Type
Movie Theater (7) 3%
Health and Fitness 4%
Residential 2%
Retail - Various (2) 29%
Flex 7%
Office (6) 11%
Retail - Office Supply (5) 13%
Industrial (4) 13%
Retail - Furniture (3) 18%

(1) Our 2010 contractual rental income includes (a) rental income that is payable to us in 2010 under leases existing at December 31, 2009, (b) rental income that is payable to us in 2010 on our tenancy in common interest, and (c) rental income that is payable to us in 2010 under leases at a community shopping center we acquired on February 24, 2010.
(2) Fourteen of the retail properties are net leased to single tenants. Five properties are net leased to a total of 21 separate tenants pursuant to separate leases and eight properties are net leased to one tenant pursuant to a master lease.
(3) Eleven properties are net leased to Haverty Furniture Companies, Inc. pursuant to a master lease covering all locations. Four of the properties are net leased to single tenants.
(4) Includes one vacant property.
(5) Includes ten properties which are net leased to one tenant pursuant to ten separate leases. Eight of these leases contain cross-default provisions.
(6) Includes a property in which we own a 50% tenancy in common interest.
(7) We are the ground lessee of this property under a long-term lease and net lease the movie theater to an operator.

Portfolio Overview: Tenant Base

Top 5 Tenants

Tenant	% of 2010 Contractual Income (1)	S&P Credit Rating
Office Depot, Inc.	11.1%	B
Haverty Furniture Companies, Inc.	10.8%	Not Rated
Ferguson Enterprises, Inc.	5.9%	Not Rated
DSM Nutritional Products, Inc.	5.1%	A-
L-3 Communications Corporation	4.6%	BBB-
All others	62.5%	

HAVERTYS

DSM

Office DEPOT
Taking Care of Business

FERGUSON
Nobody expects more from us than we do℠

L3 communications

(1) As of 12/31/09 Per Company 10-K

Stable Financial Performance



Rental Revenue (2) & Year End Occupancy (3)
($000s)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
100.0%
100.0%
100.0%
97.5%
98.6%
$31,942
$38,109
$33,439
$36,031
$39,016
$39,826
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
2010 Contractual (1)

Note: 2010 Rental Income excludes $3.08mm of discontinued operations, primarily from eight properties that were sold or conveyed to lenders by deeds-in-lieu of foreclosure

(1) Includes (a) rental income that is payable in 2010 under leases existing at December 31, 2009, (b) rental income that is payable in 2010 on tenancy in common interest, and (c) rental income that is payable in 2010 under leases at a community shopping center acquired on February 24, 2010

(2) Occupancy rates are year end for wholly-owned properties

(3) Occupancy rates are for wholly-owned properties

Manageable Lease Expirations



Lease Expiration Schedule
60%
50%
40%
30%
20%
10%
0%
2010 Rental Income
Square Ft
0% 0%
7% 7%
1% 1%
3% 3%
14% 17%
4% 3%
3% 4%
8% 6%
15% 8%
44% 51%
2010
2011
2012
2013
2014
2015
2016
2017
2018
Thereafter

Represents leases on wholly owned properties

Financing Strategy

- Emphasis on long-term fixed rate debt to lock-in returns
  - 88% of total debt is fixed rate and non recourse
  - As of 3/31/10, had 49% mortgage debt / total assets
- Amortizing principal and laddered maturities to create manageable maturity schedule
  - 2010 schedule amortization of principal balances of approximately $4.7 million



Debt Obligations
($MM)
$100
$80
$60
$40
$20
$0
Credit Facility
Mortgages
$23
$8
27
$37
$9
$19
$94
2010
2011
2012
2013
2014
Thereafter

Acquisition Strategy

- Focus on retail and operational essential industrial and office
- Emphasis on the underlying real estate fundamentals
- Focus on markets or industry sectors offering superior risk-adjusted returns
- Long-term net leases with scheduled rent increases
- Ability to identify and understand the intrinsic value of a property enabling quick reaction to acquisition opportunities across all sectors

Sources of Acquisitions

- Senior management's industry contacts
- Brokers
- Off market transactions
- Leasing agents
- Developers
- Investment banks
- Private equity/LBO

Acquisition Pipeline

- On March 4, 2010, we entered into an agreement to purchase from one seller in a sale-leaseback transaction five single tenant quick service restaurants in Pennsylvania, with approximately 13,500 aggregate square feet for approximately $6.1 million
  - We expect to close on three of the properties prior to June 30, 2010 and we are completing due diligence on the other sites.
- We are also negotiating to acquire an 85,000 square foot retail building in Missouri, subject to a long-term lease with a national retailer for approximately $9 million
  - A letter of intent was signed by us and the seller and we expect to close on the transaction prior to June 30, 2010, subject to final agreement.
- We are negotiating to acquire a 47,000 square foot retail building in Connecticut, subject to a long-term lease with a national retailer for approximately $20 million
  - We expect to close on the transaction prior to September 30, 2010, subject to final agreement
  - Simultaneously with the closing, we will assume $13 million of fixed rate mortgage debt

Case Study

- On February 24, 2010 acquired a retail shopping center in Royersford, PA (a suburb of Philadelphia)
- The center is 99% occupied and leased to 10 different tenants

($mm)		
Purchase Price	$	23.5
Mortgage Assumed		17.7
Net Equity Invested	$	5.9
Annual Rental Income	$	1.9
Estimated recurring expenses		0.1
Annual Interest Expense		1.0
Net to OLP	$	0.9
Yield on Equity		***14.7%***

Property Facts	
Square Feet:	194,000
Land Area:	33 acres
Co-Anchors:	Kohl's Giant Food Stores (with guarantee from Koninklifke Ahold, n.v.)
Other Tenants:	TD Bank KFC WaWa Marshalls

Management Team

Fredric H. Gould *Chairman*	• Chairman of the board since June 1989, Chief Executive Officer from December 1999 to December 2001 and from July 2005 to December 2007 • Chairman of the board of BRT Realty Trust, a mortgage REIT, since 1984 • Chairman of the Managing General Partner of Gould Investors L.P., since December 1997 • Director of EastGroup Properties, Inc., since 1998
Patrick J. Callan, Jr. *President & CEO*	• Director since June 2002; President since January 2006 and Chief Executive Officer since January 2008 • Senior Vice President of First Washington Realty, Inc. from March 2004 to November 2005 • Vice President of Real Estate for Kimco Realty Corporation, a real estate investment trust, from May 1998 to March 2004. Employed by Kimco Realty Corporation from November 1987 to March 2004
Lawrence G. Ricketts, Jr. *EVP, COO*	• Chief Operating Officer since January 2008, and Vice President since December 1999 (Executive Vice President since June 2006) • Employed by One Liberty Properties, Inc. since January 1999
David W. Kalish *SVP, CFO*	• Served as Senior Vice President and Chief Financial Officer since June 1990 • Served as Senior Vice President, Finance of BRT Realty Trust since August 1998 and Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since June 1990 • Certified Public Accountant.
Simeon Brinberg *SVP*	• Served as a Senior Vice President since 1989 • Secretary of BRT Realty Trust since 1983, a Senior Vice President of BRT Realty Trust since 1988 and a Vice President of the managing general partner of Gould Investors L.P. since 1988 • Attorney-at-law and a member of the bar of the State of New York.

Portfolio of Properties By State

As of June 1, 2010

Name or Tenant/d.b.a.	City	State	Square Feet
California			
Office Depot, Inc.	East Palo Alto	CA	30,978
Playboy Entertainment Group, Inc.	Los Angeles	CA	106,262
2			***137,240***
Colorado			
The Sports Authority, Inc.	Greenwood Village	CO	45,000
1			***45,000***
Delaware			
CompUSA Retail, Inc./Systemax, Inc.	Newark	DE	23,547
1			***23,547***
Florida			
Barnes & Noble Superstores, Inc.	Ft. Myers	FL	29,993
Office Depot, Inc.	Miami Springs	FL	25,000
OfficeMax, Inc.	Naples	FL	15,912
Office Depot, Inc.	Pensacola	FL	22,700
BellSouth Telecommunications, Inc.	West Palm Beach	FL	10,361
5			***103,966***
Georgia			
Athens (Michaels Arts & Crafts and Office Depot)	Athens	GA	41,280
Havertys Furniture	Duluth (Gwinnett Place)	GA	50,260
Havertys Furniture	Fayetteville	GA	65,951
Office Depot, Inc.	Kennesaw	GA	32,052
The Sports Authority, Inc.	Morrow	GA	50,400
Kmart Corporation	Savannah	GA	101,550
Lanier Realty Inc. (Outparcel to Kmart above)	Savannah	GA	7,959
LA Fitness International, LLC	Tucker	GA	58,800
8			***408,252***

Portfolio of Properties By State

As of June 1, 2010

Name or Tenant/d.b.a.	City	State	Square Feet
Illinois			
Champaign (Barnes & Noble and Bed, Bath & Beyond)	Champaign	IL	50,530
Office Depot, Inc.	Chicago	IL	23,939
La-Z-Boy	Gurnee	IL	22,768
3			***97,237***
Kansas			
Havertys Furniture	Witchita	KS	88108
1			***88,108***
Kentucky			
Havertys Furniture	Lexington	KY	30,173
1			***30,173***
Louisiana			
Pantry Gas Station and Convenience Store	Bastrop	LA	2,607
Pantry Gas Station and Convenience Store	Kentwood	LA	2,578
Lake Charles (Office Depot, PetSmart, Party City)	Lake Charles	LA	54,229
Pantry Gas Station and Convenience Store	Monroe	LA	2,756
Pantry Gas Station and Convenience Store	Monroe	LA	2,806
5			***64,976***
Maine			
Huttig Building Products, In.c	Saco	ME	91,400
1			***91,400***
Maryland			
Ferguson Enterprises, Inc.	Baltimore	MD	367,000
1			***367,000***

Portfolio of Properties By State

As of June 1, 2010

Name or Tenant/d.b.a.	City	State	Square Feet
Massachussetts			
CVS Caremark Corporation	Hyannis	MA	9,750
CVS Caremark Corporation	Marstons Mills	MA	8,775
Pep Boys - Manny, Moe & Jack	Everett	MA	18,572
Walgreen Co.	Somerville	MA	12,054
4			***49,151***
Michigan			
Saint Mary's Health Mgmt Co. (Trinity Health - Michigan)	Grand Rapids (EHAC)	MI	130,000
Saint Mary's Health Mgmt Co. (Trinity Health - Michigan)	Grand Rapids (OHSS)	MI	72,000
2			***202,000***
Mississippi			
Pantry Gas Station and Convenience Store	D'Iberville	MS	2,650
Pantry Gas Station and Convenience Store	Flowood	MS	4,505
Pantry Gas Station and Convenience Store	Vicksburg	MS	4,505
Pantry Gas Station and Convenience Store	Vicksburg	MS	2,790
4			***14,450***
Nebraska			
Shopko Stores, Inc.	Lincoln	NE	112,260
1			***112,260***
New Jersey			
DSM Nutritional Products Inc.	Parsippany	NJ	106,680
1			***106,680***

Portfolio of Properties By State

As of June 1, 2010

Name or Tenant/d.b.a.	City	State	Square Feet
New York			
OfficeMax, Inc.	Batavia	NY	23,483
The City of New York	Brooklyn	NY	66,000
L-3 Communications Corporation	Hauppauge	NY	149,870
TGI Friday's Inc.	Hauppauge	NY	7,000
DHL Express, Inc.	Melville	NY	51,351
International Bonded Couriers, Inc.	New Hyde Park	NY	38,000
Vacant	New Hyde Park	NY	51,000
Sanford Realty Associates, Inc.	New York	NY	125,000
Cedar Graphics, Inc. & Gavin Mfg. Corp.	Ronkonkoma	NY	89,500
PetCo Animal Supplies, Inc.	Selden	NY	14,550
10			***615,754***
North Carolina			
Office Depot, Inc.	Cary	NC	33,490
Greensboro I Theatre LLC c/o Regal Cinemas Inc.	Greensboro	NC	61,213
2			***94,703***
Ohio			
Kittle's Home Furnishing Center, Inc.	Columbus	OH	96,924
Quality Bakery Company (Lancaster Colony Corp.)	Columbus	OH	100,220
2			***197,144***
Oregon			
Office Depot, Inc.	Eugene	OR	24,978
1			***24,978***

Portfolio of Properties By State

As of June 1, 2010

Name or Tenant/d.b.a.	City	State	Square Feet
Pennsylvania			
Sweet Ovations LLC	Philadelphia	PA	166,000
Lakeview Shopping Centre (Kohl's, Giant Supermarket, Marshalls)	Royersford	PA	194,451
The Men's Wearhouse, Inc.	Monroeville	PA	6,051
3			***366,502***
South Carolina			
Havertys Furniture	Bluffton (Hilton Head)	SC	35,011
1			***35,011***
Tennesee			
CarMax Auto Stores	Knoxville	TN	35,330
1			***35,330***
Texas			
Havertys Furniture	Amarillo	TX	72,227
Havertys Furniture	Austin (Cedar Park)	TX	50,810
Office Depot, Inc.	El Paso	TX	25,000
Viscount Village (Best Buy, Barnes & Noble, CompUSA & Mattress Firm)	El Paso	TX	110,179
Party City Corporation	Houston	TX	12,000
Hollywood Entertainment Corp.	Killeen	TX	8,000
Golfsmith International Inc. & Bassett Furniture	Plano	TX	51,018
Robb & Stucky, Ltd.	Plano	TX	112,389
Vacant	Rosenberg	TX	8,000
Havertys Furniture	Tyler	TX	72,000
10			***521,623***

Portfolio of Properties By State

As of June 1, 2010

Name or Tenant/d.b.a.	City	State	Square Feet
Virginia			
Havertys Furniture	Newport News	VA	49,865
Havertys Furniture	Richmond (Midlothian)	VA	38,788
Havertys Furniture	Virginia Beach	VA	58,937
3			***147,590***
Washington			
Payless Shoesource, Inc.	Seattle	WA	3,038
1			***3,038***
Wisconsin			
Hob-Lob Limited Partnership	Onalaska	WI	63,919
Bucyrus International	South Milwaukee	WI	927,685
2			***991,604***
Total: 77 Properties in 27 States			***4,974,717***

ONE LIBERTY PROPERTIES, INC.